Exhibit 10.2

AMENDMENT TO FIFTH AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
This Amendment (this “Amendment”) to the FIFTH AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT (the “LLC Agreement”) of Carvana Group, LLC, a Delaware limited liability company (the “Company”), is entered into as of March 4, 2024, by Carvana Co. Sub LLC, a Delaware limited liability company (the “Manager”).
WHEREAS, pursuant to Section 11.2 of the LLC Agreement, the LLC Agreement may be amended by the Manager; and
WHEREAS, the undersigned Manager desires to amend the LLC Agreement pursuant to the terms and provisions of this Amendment.
NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the parties hereto hereby agree as follows:
1.Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the LLC Agreement, as amended hereby.
2.Amendment to LLC Agreement.
a.Article I of the LLC Agreement is hereby amended to insert the following definitions in the appropriate alphabetic location therein to read in their entirety as follows:
“Net Loss” means, with respect to a Fiscal Year, the excess if any, of Losses for         such Fiscal Year over Profits for such Fiscal Year (excluding Profits and Losses specially allocated pursuant to Section 4.3 and Section 4.4).
“Net Profit” means, with respect to a Fiscal Year, the excess if any, of Profits for such Fiscal Year over Losses for such Fiscal Year (excluding Profits and Losses specially allocated pursuant to Section 4.3 and Section 4.4).
b.Section 4.2 of the LLC Agreement is hereby amended by amending and restating Section Section 4.2 to read in its entirety as follows:
“Section 4.2 Allocations. Net Profits or Net Losses for any Fiscal Year shall be allocated among the Unitholders in such a manner as to reduce or eliminate, to the extent possible, any difference, as of the end of such Fiscal Year, between (a) the sum of (i) the Capital Account of each Unitholder, (ii) such Unitholder’s share of Minimum Gain (as determined according to Treasury Regulation Section 1.704-2(g)) and (iii) such Unitholder’s partner nonrecourse debt minimum gain (as defined in Treasury Regulation Section 1.704-2(i)(2)) and (b) the respective net amounts, positive or negative, which would be distributed to them or for which they would be liable to the Company under this Agreement and the Delaware Act, determined as if the Company were to (i) liquidate the assets of the Company for an amount equal to their Book Value and (ii) distribute the proceeds of such liquidation pursuant to Section 10.2. For purposes of allocating Net Profits and Net Losses pursuant to this Section 4.2, (and Profits and Losses pursuant to Section 4.3 and Section 4.4, to the extent applicable), all outstanding Class B Common Units shall be treated as vested; provided that, in the event that a Unitholder’s Unvested Class B Common Units are forfeited or repurchased, Forfeiture Allocations as described in Section 4.3(f) may, in the discretion of the Manager, be made.”
3.General.
a.Reference to LLC Agreement. Upon the effectiveness of this Amendment, each reference in the LLC Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the LLC Agreement, as amended hereby. Except as expressly provided herein, the LLC Agreement shall remain in full force and effect and is hereby ratified and confirmed.
b.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Members and their respective successors and assigns.
c.Governing Law. This Amendment shall be construed in accordance with and be enforced and governed by the internal laws of the State of Delaware, without regard to choice of law or conflicts of law principles.
d.Counterparts; Electronic Signature. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. A fax or electronic signature hereto (including .pdf) shall be as legally binding as a signed original for all purposes.
[Signature pages follow.]

IN WITNESS HEREOF, the undersigned has executed this Amendment to Fifth Amended and Restated Limited Liability Company Agreement of Carvana Group, LLC, effective as of the date first written above.
MANAGER:
CARVANA CO. SUB LLC

By: /s/ Paul Breaux
Name: Paul Breaux
Its: Vice President and Secretary